ADVISORS DISCIPLINED TRUST 1805

                          SUPPLEMENT TO THE PROSPECTUS

     Potash Corporation of Saskatchewan, Inc. (NYSE: POT) has merged with Agrium, Inc. (NYSE: AGU) to form Nutrien Ltd. (NYSE: NTR). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Agri-Business Opportunities Portfolio, Series 2017-2 now includes shares of Nutrien Ltd. and will no longer include shares of Potash Corporation of Saskatchewan, Inc. or Agrium, Inc. and Global Inflation Growth Portfolio, Series 2017-2 now includes shares of Nutrien Ltd. and will no longer include shares of Agrium, Inc.

     Supplement Dated:  January 2, 2018















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